UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2018

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12400	94-3136539
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

1801 Augustine Cut-Off
Wilmington, DE	19803
(Address of principal executive offices)	(Zip Code)

(302) 498-6700

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b—2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2010 Stock Incentive Plan Amendments

At the Annual Meeting of Stockholders of Incyte Corporation (the “Company”) held on May 1, 2018 (the “Annual Meeting”), the stockholders of the Company approved an increase in the number of shares available for issuance under the Company’s 2010 Stock Incentive Plan by 6,000,000 shares, from 30,753,475 shares to 36,753,475 shares.  The stockholders of the Company also approved an increase of the limitation on the number of shares that may be issued pursuant to sales or awards other than upon exercise of options or other than pursuant to sales at purchase prices at least equal to the fair market value of the shares sold from 2,500,000 shares to 3,500,000 shares and also approved the extension of the termination date of the 2010 Stock Incentive Plan from March 18, 2020 to March 18, 2021.  A copy of the Incyte Corporation Amended and Restated 2010 Stock Incentive Plan, as amended, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The following actions were taken at the Annual Meeting of Stockholders of Incyte Corporation (the “Company”):

1.                                      The following Directors were elected:

	For	Against	Abstain	Broker Non-Votes
Julian C. Baker	171,746,052	3,545,791	156,814	15,406,226
Jean-Jacques Bienaimé	162,470,304	12,812,299	166,054	15,406,226
Paul A. Brooke	172,035,729	3,245,350	167,578	15,406,226
Paul J. Clancy	173,922,736	1,269,352	256,569	15,406,226
Wendy L. Dixon	167,793,927	7,403,927	250,803	15,406,226
Jacqualyn A. Fouse	174,488,910	786,381	173,366	15,406,226
Paul A. Friedman	162,274,837	13,004,135	169,685	15,406,226
Hervé Hoppenot	170,274,931	4,895,066	278,660	15,406,226

2.                                      The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis.

For	Against	Abstain	Broker Non-Votes
126,431,606	48,838,017	179,034	15,406,226

3.                                      The amendments to the Company’s Amended and Restated 2010 Stock Incentive Plan were approved.

For	Against	Abstain	Broker Non-Votes
155,270,812	20,012,698	165,147	15,406,226

4.                                      The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year was ratified.

For	Against	Abstain
188,345,600	2,317,526	191,757

Item 9.01                                           Financial Statements and Exhibits.

(d)                                Exhibits

10.1	Incyte Corporation Amended and Restated 2010 Stock Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 2, 2018

INCYTE CORPORATION

By:	/s/ Maria E. Pasquale
Maria E. Pasquale
Executive Vice President and
General Counsel